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                                                October 15, 1998 Supplement to
                                                Prospectus Dated May 1, 1998

MONEY MARKET PORTFOLIO

The Money Market Portfolio prospectus is amended to include the following Interagency Legend:

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Mutual fund shares involve certain investment risks, including possible loss of principal. The net asset value of funds of this type will fluctuate from time to time.

L-21251C                                                                10/98